Goodwill, Net	12 Months Ended
Jun. 30, 2025
Goodwill, Net [Abstract]
Goodwill, net
(9)	Goodwill, net

The gross amount of goodwill and accumulated impairment losses by reporting unit as of June 30, 2024 and 2025 are as follows:

	Wealth Management	Insurance Agency	Total
	RMB	RMB	RMB
Gross as of June 30, 2023	-	-	-
Addition for business combination (Note 3(b))	-	542,578	542,578
Gross as of June 30, 2024	-	542,578	542,578
Addition for business combination	-	-	-
Gross as of June 30, 2025	-	542,578	542,578
Accumulated impairment loss as of June 30, 2023	-	-	-
Impairment loss	-	(426,410)	(426,410)
Accumulated impairment loss as of June 30, 2024	-	(426,410)	(426,410)
Impairment loss	-	(116,168)	(116,168)
Accumulated impairment loss as of June 30, 2025	-	(542,578)	(542,578)
Net as of June 30, 2023	-	-	-
Net as of June 30, 2024	-	116,168	116,168
Net as of June 30, 2025	-	-	-

The Group performs annual goodwill impairment test at each year end. In 2024 and 2025 annual test, the Group noted the underperformance of acquired insurance agency business as compared to the projected results from acquisition, mainly due to the impact of newly released industrial regulatory rules capping the commission rates charged by insurance intermediaries, and determined that it was more likely than not that there were indications of impairment for the reporting unit of Insurance Agency. The Group utilized the discounted cash flow model to estimate the fair value of the reporting unit and concluded that the carrying amount of Insurance Agency exceeded its fair value. As a result, an impairment loss on goodwill of RMB426,410 and RMB116,168 was recognized in the consolidated statement of operations and comprehensive loss for the year ended June 30, 2024 and 2025, respectively.